Accrued Expenses and other Current liabilities - Schedule Of Accrued Expenses and Other Current Liabilities (Details) - Hoya Intermediate, LLC - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Payables And Accruals [Line Items]
Accrued marketing expense	$ 24,228	$ 1,086	$ 12,044
Accrued tax	52,582	16,913	10,194
Accrued customer credits	132,921	125,481
Accrued future customer compensation	100,230	94,061	10,157
Other	30,166	18,593	27,613
Total accrued expenses and other current liabilities	$ 340,127	$ 256,134	$ 60,008